CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of California News Tech for the quarter ended March 31, 2004, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

         (1)     the Quarterly Report on Form 10-QSB of California News Tech for the quarter ended March 31, 2004 fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2)     the information contained in the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004, fairly presents in all material respects, the financial condition and results of operations of California News Tech.

A signed original of this written statement required by Section 906, and other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

By:                /s/ Marian Munz

Name:           Marian Munz

Title:              Chief Executive Officer Director

Date:              June 8, 2004

By:                 /s/ Robert C. Jaspar

Name:            Robert C. Jaspar

Title:              Chief Financial Officer Director

Date:              June 8, 2004

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